UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 10, 2004
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                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

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     England and Wales                  33-12430                    xxx
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 10 February 2004 - Additional Listing


10 February, 2004

Marconi Corporation plc (the "Company")

Application has been made to The UK Listing Authority and the London Stock Exchange for a block listing of 295,000 ordinary shares of 25p each ("Shares") under the Marconi Corporation plc Senior Management Share Option Plan, to trade on the London Stock Exchange and to be admitted to the Official List upon issuance.

The shares shall rank pari passu with the existing issued shares of the Company.

Copies of this announcement are available from the offices of Cazenove & Co. Ltd for a period of two business days from the date hereof.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: February 10, 2004